UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2014

Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3625 Cumberland Boulevard, Suite 1150, Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ (Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 26, 2014, Preferred Apartment Communities, Inc. (the "Company") reconvened and concluded its 2014 Annual Meeting of Stockholders (the "Annual Meeting").
As previously reported in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the "SEC") on May 8, 2014, the Annual Meeting commenced on May 8, 2014 and the Company’s stockholders voted on and approved both Proposal 1 – election of eight directors, and Proposal 3 – ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.
The Company adjourned the Annual Meeting with respect to Proposal 2 - amending the Company's charter to add holder redemption options in the first two years of ownership of the Company's Series A Redeemable Preferred Stock, until June 26, 2014 to allow for additional time for stockholders to vote on Proposal 2. Proposal 2 is described in detail in the Company’s definitive proxy statement filed with the SEC on March 21, 2014. The Articles of Amendment to the Company's charter (the "Articles of Amendment") described in Proposal 2 are filed as Exhibit 4.1 to this Current Report.
The Company's stockholders duly approved Proposal 2 at the reconvened Annual Meeting. The final voting results for Proposal 2 are as follows: 69.29% of the shares entitled to be cast for the Articles of Amendment voted in favor of Proposal 2. The following sets forth the breakdown of all shares voted on Proposal 2:

	Shares	% of Shares Voting on Proposal 2
For	10,626,082	98.52%
Against	99,600	0.92%
Abstain	60,229	0.56%

Item 7.01 Regulation FD Disclosure

The Company issued a press release on June 26, 2014, a copy of which is furnished as Exhibit 99.1 hereto.

This information, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any of those filings.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

4.1	Articles of Amendment Amending the Holder Redemption Options of the Company's Series A Redeemable Preferred Stock
99.1	Press Release dated June 26, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: June 26, 2014	By:	/s/ John A. Williams
John A. Williams
Chief Executive Officer